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                                                                    EXHIBIT 99.3


                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                             DART GROUP CORPORATION


         Dart Group Corporation (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "General Corporation Law"), hereby certifies as follows:

         1. The present name of the Corporation is "Dart Group Corporation." The name under which the Corporation was originally incorporated is "Dart Drug Corporation." The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 25, 1960.

         2. This Amended and Restated Certificate of Incorporation has been duly adopted and proposed to the stockholders of the Corporation entitled to vote thereon by the Board of Directors of the Corporation, and has been approved and adopted by the stockholders of the Corporation entitled to vote thereon, in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

         3. Pursuant to Section 242 and 245 of the General Corporation Law of the State of Delaware, this Amended and Restated Certificate of Incorporation restates and integrates and further amends the provisions of the Certificate of Incorporation of the Corporation.

         4. The text of the Certificate of Incorporation as heretofore amended is hereby restated and further amended to read in its entirety as hereinafter set forth:


         FIRST. The name of the Corporation is DART GROUP CORPORATION.

         SECOND. Its registered office in the state of Delaware is located at 1209 Orange Street, in the city of Wilmington, County of New Castle. The name and address of its registered agent is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

         THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

         FOURTH. The total number of shares of stock which the Corporation shall have authority to issue shall be 3,500,000 shares of Common Stock, par value $1 per share (hereinafter called "Common Stock"), amounting in the aggregate to $3,500,000 and 3,500 shares of Series A Junior Participating Preferred Stock, par value $.00005 per share, having the designations, powers, preferences and rights, and subject to the qualifications, limitations and restrictions, set forth in Exhibit A hereto. Prior to the effectiveness of this Amended and Restated Certificate of


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Incorporation, the total number of shares which the Corporation had authority to issue was 3,500,000 of which 3,000,000 shares were Class A Common Stock, par value $1 per share (hereinafter called "Class A Stock"), and of which 500,000 shares were Class B Common Stock, par value $1 per share (hereinafter called "Class B Stock"). Upon the effectiveness of this Amended and Restated
Certificate of Incorporation each share of Class A Stock and each share of Class B Stock shall be reclassified as one share of Common Stock.

         No holder of any shares of any class of stock of the Corporation shall be entitled, as such, as a matter of right, to subscribe for or purchase or receive any part of any unissued stock of any class of the Corporation, or of any stock of any class issued and thereafter acquired by the Corporation, whether now authorized or hereafter created, or of any securities of any kind convertible into or evidencing the right to subscribe for or purchase or receive any stock of any class of the Corporation, whether now authorized or hereafter created, and in either case, whether issued for cash, property, services or any other consideration.

         FIFTH. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders unless such written consent is given by all of the stockholders. Except as otherwise required by law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board or the President.

         Advance notice of stockholder nominations for the election of directors and any action a stockholder proposes to take at a meeting shall be given in the manner provided in the Bylaws of the Corporation.

         SIXTH. The board of directors of the Corporation is authorized and empowered from time to time in its discretion to make, alter, amend or repeal Bylaws of the Corporation, except as such power may be restricted or limited by the General Corporation Law.

         SEVENTH. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Any amendment or repeal of this ARTICLE SEVENTH shall not adversely affect any right or protection of a director of the Corporation existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

         If the General Corporation Law shall be amended to authorize corporate action further eliminating or limiting the liability of directors, then a director of the Corporation, in addition to the circumstances in which such director is not liable immediately prior to such amendment, shall be free of liability to the fullest extent permitted by the General Corporation Law, as so amended.

         EIGHTH. Each person who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation, shall be indemnified and held harmless by the Corporation to the fullest extent permitted from time to time by the General Corporation Law of the State of Delaware as the same exists or may



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hereafter be amended (but, if permitted by applicable law, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect. The Corporation may, by action of the Board of Directors, provide indemnification to employees and agents (other than a director or officer) of the Corporation, to directors, officers, employees or agents of any subsidiary of the Corporation, and to each person serving at the request of the Corporation or any of its subsidiaries as a director, officer, partner, member, employee, or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, with the same scope and effect as the foregoing indemnification of directors and officers of the Corporation. The Corporation shall be required to indemnify any person seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board of Directors or is a Proceeding to enforce such person's claim to indemnification pursuant to the rights granted by this Certificate of Incorporation or otherwise by the Corporation. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this ARTICLE EIGHTH. Any amendment or repeal of this ARTICLE EIGHTH shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal.

         NINTH. Except as may be expressly provided in this Amended and Restated Certificate of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this ARTICLE NINTH; provided that any amendment or repeal of ARTICLE SEVENTH or ARTICLE EIGHTH of this Amended and Restated Certificate of Incorporation shall not adversely affect any right or protection existing thereunder in respect of any act or omission occurring prior to such amendment or repeal.



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         IN WITNESS WHEREOF, the Corporation has caused this Amended and
Restated Certificate of Incorporation to be signed by its Chief Executive Officer and attested to by its Secretary as of February 16, 1998.


                                       DART GROUP CORPORATION



                             By:       /s/ RICHARD B. STONE
                                       ------------------------------
                             Name:     Senator Richard B. Stone
                             Title:    Chairman and Chief Executive Officer


ATTEST:  /s/ ELLIOT ARDITTI
         ------------------
         Name: Elliot Arditti
         Title: Secretary



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